EXHIBIT 32.1

SECTION 1350 CERTIFICATIONS

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Dolat Ventures Corp. (the “Company”) on Form 10-Q for the period ended November 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Wang DeQun, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 7, 2017	By:	/s/ Wang DeQun
Wang DeQun
Chief Executive Officer
(Principal Executive and Principal Financial Officer)